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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported) January 3, 2001


                         GETTY PETROLEUM MARKETING INC.
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               (Exact Name of Registrant as Specified in Charter)



 Maryland                          1-14990                        11-3339235
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(State or Other Jurisdiction    (Commission                     (IRS Employer
of Incorporation)               File Number)                 Identification No.)



125 Jericho Turnpike
Jericho, New York                                                         11753
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:              (516) 338-6000
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                                 Not applicable
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          (Former Name or Former Address, if Changes Since Last Report)
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Item 4.   Changes in Registrant's Certifying Accountant.

          On January 3, 2001, Getty Petroleum Marketing Inc. (the "Company") dismissed PricewaterhouseCoopers LLP as the Company's independent auditors. The decision was made to change the Company's independent auditors in light of the acquisition by OAO LUKOIL ("LUKOIL") of approximately 72% of the Company's outstanding shares of common stock on December 8, 2000 and the anticipated merger of the Company with and into Mikecon Corp., after which the Company will become an indirect wholly owned subsidiary of LUKOIL. KPMG L.L.P. acts as LUKOIL's worldwide independent auditors, and KPMG L.L.P. will act as the Company's new independent auditors in connection with KPMG's engagement by LUKOIL.

          PricewaterhouseCoopers   LLP  had  audited  the  Company's   financial
statements for the fiscal years ended January 31, 1999 and 2000 and delivered auditors' reports thereon. Such reports did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the period February 1, 1998 through January 3, 2001, the Company has not had any disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the auditors, would have caused the auditors to make reference to the subject matter of the disagreement in connection with their auditors' reports.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a) Not Applicable

          (b) Not Applicable

          (c) Exhibits

          Exhibit Number      Description
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          16.1                Letter  from   PricewaterhouseCoopers  LLP,  dated
                              January 8, 2001, regarding disclosures made by the Company with respect to matters described herein.


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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GETTY PETROLEUM MARKETING INC.


Date:  January 9, 2001                  /S/ VINCENT DELAURENTIS
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                                        Vincent DeLaurentis,
                                        President and Chief Operating Officer






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                                  EXHIBIT INDEX


Exhibit
Number                        Description
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16.1                          Letter  from   PricewaterhouseCoopers  LLP,  dated
                              January 8, 2001, regarding disclosures made by the Company with respect to matters described herein.